UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2004

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware

001-15283

95-3038279

(State or other jurisdiction of	(Commision File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

450 North Brand, Glendale, California

91203-2306

(Address of principal executive offices)	(Zip Code)

(818) 240-6055

Registrant’s telephone number, including area code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                On December 10, 2004, IHOP Corp. issued a press release announcing the appointment of Mr. Gilbert T. Ray to the Board of Directors of IHOP, effective December 9, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  Mr. Ray fills the Board vacancy that arose from the retirement of the Company’s former director, Neven C. Husley, in May 2004.

Item 9.01.              Financial Statements and Exhibits

                (c)           Exhibits.

Exhibit
Number	Description

99.1	Press release of Registrant, dated December 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: December 10, 2004	By:	/s/ THOMAS CONFORTI
Thomas Conforti
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit
Number	Description

99.1	Press release of Registrant, dated December 10, 2004.